UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Concept Blvd

Largo, FL 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(2) On August 14, 2024, CONMED Corporation (the “Company”) announced that the employment of Stanley W. (Bill) Peters, the Company’s President, Advanced Surgical & Advanced Endoscopic Technologies, will terminate on August 31, 2024. In connection with his departure, Mr. Peters will receive the compensation and benefits payable on a non-change in control qualifying termination under the Company’s Executive Severance Plan, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2024.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION (Registrant)

By:	/s/ Curt R. Hartman
Name:	Curt R. Hartman
Title:	President and Chief Executive Officer

Date: August 14, 2024